Great Lakes Small Cap Opportunity Fund Summary Prospectus July 29, 2021 Investor Class Shares - GLSCX Institutional Class Shares - GLSIX

Before you invest, you may want to review Great Lakes Small Cap Opportunity Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated July 29, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund on its website at http://www.glafunds.com/literature-forms.html. You can also get this information at no cost by calling the Fund (toll-free) at 855-278-2020 or by sending an e-mail request to funds@glafunds.com.

Investment Objective
The Fund seeks to provide total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution (12b-1) Fee	0.25%	None
Other Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses	1.30%	1.05%
Less: Fee Waiver (1)	-0.06%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (1)	1.24%	0.99%
(1)Great Lakes Advisors, LLC (the “Adviser” or “Great Lakes”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses ("AFFE"), leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses) do not exceed 1.24% of the average daily net assets of the Investor Class and 0.99% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least July 29, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$126	$406	$707	$1,562
Institutional Class	$101	$328	$574	$1,277

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover of the Fund was 64% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization (“small cap”) companies, including common and preferred stocks and convertible securities. It is currently anticipated that the Fund normally will invest at least 95% of its net assets in these companies. The Fund considers a company to be a small cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell 2000® Index. The market capitalizations within the index vary, but as of June 30, 2021, they ranged from approximately $31 million to $25.5 billion.

Although the Fund may from time to time emphasize smaller or larger capitalization companies within the range of the Russell 2000® Index, as a result of the investment process discussed below, the Adviser anticipates that generally the Fund’s weighted average market capitalization will be similar to that of the Russell 2000® Index. The Fund’s investments primarily include common stocks of U.S.-based companies that are listed on a U.S. stock exchange, although the Fund may invest up to 20% of its total assets in securities denominated in foreign currencies or with non-U.S. headquartered companies that have American Depositary Receipts (“ADRs”) that trade on a United States exchange. From time to time, the Fund may focus its investments in securities of companies in the same economic sector, including the industrials sector.

Although the principles underlying the Adviser’s investment process were not selected solely because they are identified with either a “growth” or “value” style of investing, it is likely the case that the Fund’s investment style will often times exhibit characteristics more closely associated with “value” investing than “growth.”

The Fund is actively managed using a fundamental process that incorporates both quantitative screening techniques and rigorous investment analysis. The Adviser has designed its fundamental process to add value in the small cap universe which it believes lacks an efficient market. Many listed securities have limited published research coverage, which may result in the market not fully assessing the value or growth prospects of the companies.

The Adviser seeks to invest in the securities of companies it believes are undervalued by the marketplace in relation to the company’s ability to generate attractive returns on capital. Attractive returns can then be reinvested in growth opportunities or a return of capital to shareholders in the form of dividends, debt repayment, or share buybacks. The Adviser considers measures such as price/book (“P/B”) ratio, price/sales (“P/S”) ratio, price/earnings (“P/E”) ratio, earnings relative to enterprise value (the total value of a company’s outstanding equity and debt), and the discounted value of a company’s future cash flows.

In addition to investing in equity securities of small cap companies, the Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), in order to reduce cash balances in the Fund and increase the level of Fund assets exposed to small cap companies.

The Adviser determines the size of each position (i.e., stocks owned by the Fund) by analyzing the trade-offs among a number of factors, including the investment attractiveness of each position, its estimated impact on the risk of the overall portfolio, the expected cost of trading, and an assessment of the material environmental, social, and governance (ESG) factors that may affect a company’s performance.

Holdings are generally sold as they reach the Adviser’s valuation targets, or if the situation changes in an unexpected way which may permanently impair return prospects. For example, situations can change due to management missteps or changes in the macro-economic environment.

In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk. The Fund may not meet its investment objective or may underperform the market or mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership and receipt of dividends, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

Convertible Securities Risk. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk. The market price of an ETF fluctuates based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. In addition, a passively managed ETF may not accurately track the performance of the reference index.

Sector Emphasis Risk.  The securities of companies in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Industrials Sector Risk. The industrials sector can be significantly affected by supply and demand both for their specific product or service and for industrials sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.

Small Cap Companies Risk. The small cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies. Therefore, these securities may be more volatile and less liquid than the securities of larger, more established companies. Small cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

Foreign Securities Risk. Investments in securities issued by foreign companies involve risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements, and market practices, as well as fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

ADR Risk.  ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities.  Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate.  This may mean that you would be likely to have a higher tax liability.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.  When purchasing Fund securities through a broker, high portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund.

Value-Style Investing Risk. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns for the Fund’s Institutional Class have varied from year-to-year. Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average return over time compared with a broad-based securities market index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.glafunds.com or by calling 855-278-2020.

Calendar Year Total Returns as of December 31:

Best Quarter	Worst Quarter
Q4 2020 27.48%	Q1 2020 -35.22%

Year-to-Date as of June 30, 2021
21.90%

Average Annual Total Returns for the periods ended December 31, 2020(1)
	One Year	Five Years	Ten Years	Since Inception (12/5/2008)
Institutional Class Shares
Return Before Taxes	-0.51%	9.13%	8.87%	12.99%
Return After Taxes on Distributions	-0.73%	7.26%	6.00%	10.17%
Return After Taxes on Distributions and Sale of Fund Shares	-0.16%	6.63%	6.00%	9.71%
Investor Class Shares
Return Before Taxes	-0.79%	8.84%	8.60%	12.70%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%	14.38%
(1)The Great Lakes Small Cap Opportunity Fund, a series of Northern Lights Fund Trust, (the “Predecessor Fund”) transferred into the Fund in a tax-free reorganization on December 14, 2012. Performance information shown includes the performance of the Predecessor Fund for periods prior to December 14, 2012.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on your situation and may differ from those shown. The performance of the Investor Class will vary from the after-tax returns shown above for the Institutional Class shares as a result of the Investor Class shares’ higher expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Great Lakes Advisors, LLC is the Fund’s investment adviser.

Portfolio Managers
Benjamin Kim, CFA, CPA, Senior Portfolio Manager/Head of Research, is the portfolio manager responsible for the day-to-day management of the Fund. He has managed the Fund since August, 2014.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Great Lakes Small Cap Opportunity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 855-278-2020, by wire transfer, or through a financial intermediary. The minimum initial and subsequent investment amounts for each share class, and for various types of accounts, are shown below. The Adviser may reduce or waive the minimums.

	Minimum Initial Investment	Subsequent Minimum Investment
Investor Class
Regular Account	$1,000	$200
Retirement Account	$500	$200
Institutional Class	$100,000	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor, including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.